Exhibit 10.51

BIOAMBER SARNIA INC.	APPLICANT #: 5000002171 PROJECT #:509040

PROSPERITY INITIATIVE

AMENDING AGREEMENT #1

This Amending Agreement made on March 26, 2012

BETWEEN:	HER MAJESTY THE QUEEN IN RIGHT OF CANADA, (“Her Majesty”) hereby represented by the Minister responsible for the Federal Economic Development Agency for Southern Ontario (“Minister”)

AND:	BIOAMBER SARNIA INC. (previously known as “BlueWater Biochemicals Inc.”) (“Recipient”), a corporation incorporated established under the laws of Canada

(collectively referred to as the “Parties”)

WHEREAS the Minister and the Recipient entered into a contribution agreement dated the September 16, 2011 under the Prosperity Initiative the (“Contribution Agreement”) whereby the Minister agreed to make a repayable contribution to the Recipient in the maximum amount of $12,000,000;

WHEREAS the Recipient has changed its name to “Bioamber Sarnia Inc.”;

WHEREAS the Parties wish to amend the Contribution Agreement in order to amend the project Completion Date (as defined in the Contribution Agreement);

WHEREAS the Minister wishes to disburse the Contribution (as defined in the Contribution Agreement) in earlier Fiscal Years (as defined in the Contribution Agreement) and the Recipient has agreed to the new fiscal allocation; and

WHEREAS the Parties wish to make other amendments to the Contribution Agreement,

NOW THEREFORE in consideration of their respective obligations contained herein, the Parties agree to the following:

1.	Interpretation

All capitalized terms used and not otherwise defined herein will have the meanings given to them in the Contribution Agreement.

BIOAMBER SARNIA INC.	APPLICANT #: 5000002171 PROJECT #:509040

2.	Execution

This Amending Agreement must be executed by the Recipient and received by the Minister within thirty (30) days of its signature on behalf of the Minister, failing which the Minister may declare it will be null and void.

3.	Amendment

3.1	In the Contribution Agreement, the name of “BlueWater Biochemicals Inc.” is hereby replaced by “Bioamber Sarnia Inc.”

3.2	In Subsection 2.1 of the Contribution Agreement, the definition of “Completion Date” is hereby deleted and replaced by the following new definition:

“Completion Date means the Project completion date, March 31, 2014.”

3.3	In the Contribution Agreement, Subsection 4.2 is hereby deleted and replaced by the following new Subsection 4.2:

“The Contribution will be allocated in the following manner:

(i)	up to seventy-five percent (75%) of Eligible and Supported Costs for the Project for the Fiscal Year ending March 31, 2012;

(ii)	up to seventeen percent (17%) of Eligible and Supported Costs for the Project for the Fiscal Year ending March 31, 2013;

(iii)	up to seventeen percent (17%) of Eligible and Supported Costs for the Project for the Fiscal Year ending March 31, 2014;

The payment of the Contribution is estimated at amounts specified below in each of the following Fiscal Years:

2011/2012	$3,580,000
2012/2013	$5,000,000
2013/2014	$3,420,000

The Minister will have no obligation to pay any amounts in any other years than those specified herein.”

3.3	In the Contribution Agreement, Subsection 18.7 in its entirety.

3.4	In the Contribution Agreement, Annex 4 is hereby deleted and replaced by the following new Annex 4 attached hereto.

4.	General

4.1	The Contribution Agreement and this Amending Agreement will henceforth be read together and will have the effect as if all the provision of such agreements were contained in one instrument.

BIOAMBER SARNIA INC.	APPLICANT #: 5000002171 PROJECT #:509040

4.2	Except for the amendments expressly set forth in this Amending Agreement, the other terms and provisions of the Contribution Agreement remains unchanged.

4.3	This Amending Agreement is governed by the laws of the Province of Ontario.

4.4	This Amending Agreement may be executed and delivered in any number of counterparts, each of which when executed and delivered is an original but all of which taken together constitutes one and the same instrument.

4.5	Each of the Parties shall, at the request of the other Party to this Amending Agreement, execute such documents and do such acts as may be reasonably required to carry out the terms of this Amending Agreement.

4.6	This agreement shall enure to the benefit of, and be binding upon, the Parties and their respective successors and permitted assigns.

BIOAMBER SARNIA INC.	APPLICANT #: 5000002171 PROJECT #:509040

IN WITNESS WHEREOF the Parties hereto have executed this Amending Agreement through duly authorized representatives.

HER MAJESTY THE QUEEN IN RIGHT OF CANADA,

Per:	/s/ David Elgie	March 28/12
	David Elgie	Date
Director, Business Development
Federal Economic Development Agency for
Southern Ontario

BIOAMBER SARNIA INC.,

Per:	/s/ Jean-Francois Huc	April 2, 2012
	Jean-Francois Huc	Date
President
Bioamber Sarnia Inc.

I have authority to bind the corporation

Per:	/s/ Mike Hartmann	April/2/12
	Mike Hartmann	Date
Executive Vice-President
Bioamber Sarnia Inc.

I have authority to bind the corporation

BIOAMBER SARNIA INC.

APPLICANT #: 5000002171

PROJECT #: 509040

Annex 4

PROSPERITY INITIATIVE

CERTIFIED COPY OF AUTHORIZING DOCUMENTS

Industry Industrie

Canada Canada

2010-05-07

ILLEGIBLE

9th floor ILLEGIBLE

365 ILLEGIBLE Avenue West

Ottawa, Ontario KIA 0C8

ILLEGIBLE

365 ILLEGIBLE

Ottawa ILLEGIBLE KIA 0C8

Corporation Information Sheet

Canada Business Corporations Act (CBCA)

Fiche de renseignements

Concernant la societe

Loi ILLEGIBLE cur les societes par actions (LCSA)

7546360 CANADA INC.

Corporation Number

754636-0

Numero de societe

Corporation Key

Cle de societe

Requested for changes of address or directors ILLEGIBLE

84343573

ILLEGIBLE

Anniversary Date

05-07

ILLEGIBLE

Requested to ILLEGIBLE

Date ILLEGIBLE

ILLEGIBLE

Annual Returns Filing Period ILLEGIBLE 2011

05-07 to/au 07-06

ILLEGIBLE

Periode poor deposer le rapport annuel ILLEGIBLE 2011

Reporting Obligations

A ILLEGIBLE can be ILLEGIBLE if it ILLEGIBLE in filing a document required by the CBCA To understand the ILLEGIBLE reporting ILLEGIBLE Keeping Your ILLEGIBLE in Good Standing ILLEGIBLE or ILLEGIBLE)

Obligations de declaration

ILLEGIBLE societe ILLEGIBLE

Corporate Name

Where a ILLEGIBLE has been approved be ILLEGIBLE that the ILLEGIBLE in the NUANS ILLEGIBLE report). The corporation may be required to change its name in the event that ILLEGIBLE are made to ILLEGIBLE established that ILLEGIBLE to occur ILLEGIBLE that may ILLEGIBLE granted ILLEGIBLE to the ILLEGIBLE For addressed ILLEGIBLE Presenting Year Corporate Name (enclosed or available ILLEGIBLE)

Denomenation societe

ILLEGIBLE Canada ILLEGIBLE la ILLEGIBLE societe ILLEGIBLE NUANS ILLEGIBLE Web

Canada

Telephone/ Telephone

1-866-ILLEGIBLE

Email / ILLEGIBLE

ILLEGIBLE.ca

Website / ILLEGIBLE Web

www ILLEGIBLE ca

BIOAMBER SARNIA INC.

APPLICANT#: 5000002171

PROJECT #:509040

Industry

Canada

Industrie

Canada

Certificate of Incorporation

Certificat de constitution

Canada Business Corporations Act

Loi canadienne sur les societes par actions

7546360 CANADA INC.

Corporate name / Denomination societe

754636-0

Corporation number/Numero de societe

I HEREBY CERTIFY that the above-named corporation, the articles of incorporation of which are attached, is incorporated under the Canada Business Corporations Act.

JE CERTIFIE que la societe susmentionnee, dont les statuts constitutifs sont joint, est constituee en vertu de la Loi canadienne sur les societes par actions.

Aissa Aomari

Deputy Director / Derecteur ILLEGIBLE

2010-05-07

Date of Incorporation (YYYY-MM-DD)

Date de constitution (AAAA-MM-JJ)

Canada

BIOAMBER SARNIA INC.

APPLICANT#: 5000002171

PROJECT #:509040

Schedule / Annexe Other Provisions / Autres dispositions

7 OTHER PROVISIONS BORROWING POWERS

7.1 The Board of Directors may by resolution and without the approval of the shareholders.

7.1.1. Borrow money, taking into account the credit of the Corporation,

7.1.2 Issue, reissue, sell or pledge the Corporation’s debt instruments.

7.1.3 Guarantee in the name of the Corporation the execution of an obligation of which another person is responsible

71.4 Delegate one or many of the aforementioned powers to a director, a committee of directors or to an officer of the Corporation.

BIOAMBER SARNIA INC.

APPLICANT #: 5000002171

PROJECT #:509040

Industry

Industrie

Canada

Canada

Certificate of Amendment

Certificat de modification

Canada Business Corporations Act

Loi canadienne sur les societes par actions

BLUEWATER BIOCHEMICALS INC.

Corporate name / Denomination sociale

754363-0

Corporation number/Numero de societe

I HEREBY CERTIFY that the articles of the above-named corporation are amended under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment.

JE CERTIFIE que les status de la societe susmentionnee sont modifies aux termes de l’article 179 de la Loi canadienne sur les societes par actions, tel quil est indique dans les clauses modificatrices ci-jointes.

Aissa Aomarl

Deputy Director / Director adjount

2010-05-11

Date of Amendment (YYYY-MM-DD)

Date de modification (AAAA-MM-JJ)

Canada

BIOAMBER SARNIA INC.

APPLICANT #: 5000002171

PROJECT #:509040

Industry

Canada

Industrie

Canada

Form 4

Articles of Amendment

Canada Business Corporations Act

(CBCA) (s. 27 or 177)

Formulaire 4

Clauses modificatrices

Loi canadienne sur les societes par

actions (LCSA) (art 27 ou 177)

1

Corporate name

Denomination societe

7546360 CANADA INC.

2

Corporation number

Numero de la sociele

754636-0

3

The articles are amended as follows

Les statuts sont modifies de la facon survante

The corporation changes its name to

La denomination societe est modifies pour

BLUEWATER BIOCHEMICALS INC.

4

Declaration I certify that I am a director or an officer of the corporation

Declaration J’atteste que je surs un adminstrateus ou un dengeant de la societe

Original signed by / Original signe par

Jean-Francois Huc

Jean-Francois Huc 514-844-8000

Note Misrepresentation ILLEGIBLE a person is liable to a fine not exceeding $5000 or to ILLEGIBLE for a term not ILLEGIBLE months or both (ILLEGIBLE 250(1) of the CBCA)

ILLEGIBLE

Canada

IC 3069 (2008/04)

BIOAMBER SARNIA INC.

APPLICANT #: 5000002171

PROJECT #:509040

Industry

Canada

Industrie

Canada

Form 4

Articles of Amendment

Canada Business Corporations Act

(CBCA) (s. 27 or 177)

Formulaire 4

Clauses modificatrices

Loi canadienne sur les societes par

actions (LCSA) (art 27 ou 177)

1

Corporate name

Denomination sociale

BLUEWATER BIOCHEMICALS INC.

2

Corporation number

Numero de la societe

754636-0

3

The articles are amended as follows

Les statuts sont modifies de la facon survante

The corporation changes the province or territory in Canada where the registered office is situated to.

La province ou le territorie au Canada ou est situe le uege social est modifie pour

QC

4

Declaration I certify that I am a director or an officer of the corporation

Declaration J’atteste que je surs un administratues ou un dingeant de la societe

Jean-Francois Huc 514-844-8000

Note Misrepresentation ILLEGIBLE a person is liable to a fine not exceeding $5000 or to ILLEGIBLE for a term not ILLEGIBLE months or both (ILLEGIBLE 250(1) of the CBCA)

ILLEGIBLE

Canada

IC 3069 (2008/04)

BIOAMBER SARNIA INC.

APPLICANT #: 5000002171

PROJECT #:509040

Industry

Canada

Industrie

Canada

Form 3

Change of Registered Office Address

Canada Business Corporations Act

(CBCA) (s. 19)

Formulaire 3

Changement d’adresse du slege social

Loi canadienne sur les societes par actions (LCSA) (art. 19)

1

Corporate name

Denomination sociale

BLUEWATER BIOCHEMICALS INC.

2

Corporation number

Numero de la societe

754636-0

3

New registered office address

Nouvelle adresse du siege social

1250, BOULEVARD RENE-LEVESQUE OUEST

SUITE 4110

MONTREAL QC H3B 4W8

4

Additional address

Autre adresse

5

Declaration I certify that I have relevant knowledge of the corporation and that I am authorized to sign this form.

Declaration J’atteste que je possede une connaissance suffisante de la societe et que je suis autorise(e) a signer le present formulaire

Jean-Francois Huc 514-844-8000

Note Misrepresentation ILLEGIBLE a person is liable to a fine not exceeding $ 5000 or to ILLEGIBLE for a term not ILLEGIBLE months or both (ILLEGIBLE 250(1) of the CBCA)

ILLEGIBLE

Canada

IC 3420 (2008/04)

BIOAMBER SARNIA INC.

APPLICANT #: 5000002171

PROJECT #:509040

Industry

Canada

Industrie

Canada

Certificate of Amendment

Canada Business Corporations Act

Certificat de modification

Loi canadienne sur les societes par actions

BIOAMBER SARNIA INC.

Corporate name / Denomination societe

754636-0

Corporation number / Numero de societe

I HEREBY CERTIFY that the articles of the above-named corporation are amended under section 178 of the Canada Business Corporations Act as set out in the attached articles of amendment.

JE CERTIFIE que les statuts de la societe susmentionnee sont modifeis aux termes de l’article 178 de la Loi canadienne sur les societes par actions. tel quil est indique dens les clauses modificationnes ca-jointes.

Marcie Girouard

Director/Directour

2011-12-01

Date of Amendment (YYYY-MM-DD)

Date de modification (AAAA-MM-JJ)

Canada

BIOAMBER SARNIA INC.

APPLICANT #: 5000002171

PROJECT #:509040

Industry

Canada

Industrie

Canada

Form 4

Articles of Amendment

Canada Business Corporations Act

(CBCA) (s. 27 or 177)

Formulaire 4

Clauses modificatrices

Loi canadienne sur les societes par

actions (LCSA)(art. 27 ou 177)

1

Corporate name

ILLEGIBLE

BLUEWATER BIOCHEMICALS INC.

2

Corporation number

ILLEGIBLE

754636-0

3

The articles are amended as follows

ILLEGIBLE

The corporation changes its name to:

ILLEGIBLE

BIOAMBER SARNIA INC.

4

Declaration I certify that I am a director or an officer of the corporation

Declaration J’ILLEGIBLE que je suis un adminstrateus on un ILLEGIBLE

Original signed by / Original signe par

JEAN-FRANCOIS HUC

JEAN-FRANCOIS HUC

514-844-8000

Note Misrepresentation ILLEGIBLE a person is liable to a fine not exceeding $ 5000 or to ILLEGIBLE for a term not ILLEGIBLE months or both (ILLEGIBLE 250(1) of the CBCA)

ILLEGIBLE

Canada

IC 3069 (2008/04)

BIOAMBER SARNIA INC.

APPLICANT #: 5000002171

PROJECT #:509040

RESOLUTIONS OF THE BOARD OF DIRECTORS OF BLUEWATER BIOCHEMICALS INC.

EFFECTIVE DATE: AUGUST 25, 2011

REPAYABLE CONTRIBUTION FROM HER MAJESTY THE QUEEN IN RIGHT CANADA REPRESENTED BY THE MINISTER RESPONSIBLE FOR FEDERAL ECONOMIC DEVELOPMENT AGENCY FOR SOUTHERN ONTARIO

WHEREAS the corporation wishes to be granted a repayable contribution of up to a maximum amount of twelve million dollars ($12,000,000) from her Majesty the Queen in Right of Canada represented by the Minister Responsible for Federal Economic Development Agency for Southern Ontario (the “Agency”) and that the Agency wishes to make a repayable contribution of such amount to the corporation as part of its Prosperity initiative, the whole in accordance with the Prosperity Initiative Regional Diversification Contribution Agreement to be entered into between her Majesty the Queen in Right of Canada represented by the Minister Responsible for the Agency and the corporation (the “Contribution Agreement”);

IT IS RESOLVED:

1 To approve that the corporation be granted a repayable contribution of up to a maximum amount of twelve million dollars ($12,000,000) from her Majesty the Queen in Right of Canada represented by the Minister Responsible for the Agency, the whole in accordance with the Contribution Agreement.

2 To authorize Mr. Jean-Francois Huc and Mr. Mike Hartmann to sign, for and on behalf of the corporation, the Contribution Agreement, substantially in the form and terms in which it has been submitted to the Board of directors of the corporation, with any modification that may be required to be done at the sole discretion of Mr. Jean-Francois Huc and Mr. Mike Hartmann, and to sign any document and to take any action, required or useful, at their sole discretion, in order to give full effect to these resolutions.

INSERTION

IT IS RESOLVED to keep a copy of the above-mentioned resolutions in the corporate book of the corporation in accordance with section 117(2) of the Canada Business Corporations Act.

VALIDITY

We, the undersigned, being all the directors of the corporation entitled to vote, hereby sign these resolutions so that they shall have the same value as if they had been adopted at a meeting of the Board of directors, in accordance with section 117(1) of the Canada Business Corporations Act.

JEAN-FRANCOIS HUC

MIKE HARTMANN